THE CARLYLE GROUP REPORTS FOURTH QUARTER AND FULL YEAR 2019 FINANCIAL RESULTS FEBRUARY 5, 2020 EXHIBIT 99.2

R-8 G-51 R-0 B-94 G-74 08335E The Carlyle Group Reports Fourth Quarter B-13 6 R-9 R-11 G-102 and Full Year 2019 Financial Results 8 B-112 G-92 096670 B-15 0 R-23 WASHINGTON, DC – FEBRUARY 5, 2020 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for R-88 G-234 the fourth quarter and full year ended December 31, 2019. G-15 B-234 9 EAEAEA B-16 Dividend 5 R-208 R-13 G-232 The Board of Directors has declared a quarterly dividend of $0.25 per common 6 B-247 share to holders of record at the close of business on February 18, 2020, payable G-18 D0E8F7 on February 25, 2020. 0 R-14B-83 R-97 Conference Call “Carlyle had a great 2019, delivering 0 G-161 G-14 B-224 Carlyle will host a conference call at 8:30 a.m. EST on Wednesday, February 5, 2020, strong results and reaching key milestones 1 61A1E0 to discuss its fourth quarter and full year 2019 financial results. You can listen to B-15Old around our most important priorities. R-122 R-237 the call by dialing +1 (800) 850-2903 (U.S.) or +1 (253) 237-1169 (international) Colors0 G-217 and referencing “The Carlyle Group Financial Results Call.” The call will be With our best in class corporate G-16 B-157 webcast live on Carlyle's investor relations website and a replay will be available conversion complete, we are more 9 EDD99D on our website shortly after the call. B-22 shareholder friendly and excited to keep R-162 R-147 3 G-195 About The Carlyle Group our operating momentum going. The G-14 3 B-197 The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry 93C3C5 combination of our people and strong B-18 expertise that deploys private capital across four business segments: Corporate R-147 R-65 Private Equity, Real Assets, Global Credit and Investment Solutions. With global platform positions us well to 7 G-64 $224 billion of assets under management as of December 31, 2019, Carlyle’s G-19 execute on a clear set of priorities and 5 B-66 purpose is to invest wisely and create value on behalf of its investors, portfolio 414042 B-19 companies and the communities in which we live and invest. The Carlyle Group drive positive impact for all stakeholders.″ R-187 employs more than 1,775 people in 32 offices across six continents. Further 5 R-88 - Carlyle Co-CEOs G-21 G-89 information is available at www.carlyle.com. Follow The Carlyle Group on 1 B-91 Twitter @OneCarlyle. Kewsong Lee and Glenn Youngkin B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 2 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E The Carlyle Group Reports Fourth Quarter and B-13 6 R-9 R-11 G-102 Fandul Fulll Yea Yearr 2019 2019 Fi n aFinancialnci al Res Resultsul ts 8 B-112 G-92 096670 B-15 0 R-23 Forward Looking Statements R-88 G-234 G-15 B-234 This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of 9 EAEAEA the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the B-16 performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expected future 5 R-208 R-13 G-232 dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward- 6 B-247 looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” G-18 D0E8F7 “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. 0 Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors R-14B-83 R-97 that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those 0 G-161 G-14 described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC B-224 1 on February 13, 2019, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s 61A1E0 B-15Old website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary R-12 Colors2 R-237 statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any 0 G-217 G-16 B-157 forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. 9 EDD99D B-22 R-16 This release does not constitute an offer for any Carlyle fund. 2 R-147 3 G-195 G-14 B-197 Carlyle's Conversion to a Corporation 3 93C3C5 B-18 On January 1, 2020, we completed our conversion from a Delaware limited partnership named The Carlyle Group L.P. into a Delaware R-147 R-65 corporation named The Carlyle Group Inc. Unless the context suggests otherwise, references in this report to "Carlyle", the "Company", "we", 7 G-64 "us", and "our" refer (i) prior to the consummation of the conversion, to The Carlyle Group L.P. and its consolidated subsidiaries and (ii) from G-19 5 B-66 and after the consummation of the conversion, to The Carlyle Group Inc. and its consolidated subsidiaries. References to our common stock in 414042 B-19 periods prior to the conversion refer to the common units of The Carlyle Group L.P. References to our dividends in periods prior to the R-187 conversion refer to the distributions of The Carlyle Group L.P. 5 R-88 G-21 G-89 1 B-91 B-15 58595B Contacts R-223 0 R-167 Investor Relations Media G-22 G-169 1 B-171 Daniel Harris Leigh Farris OR Brittany Berliner B-23 A7A9AB Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4839 2 R-220 daniel.harris@carlyle.com leigh.farris@carlyle.com brittany.berliner@carlyle.com G-221 B-222 3 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G - G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 Fourth Quarter and 9 B-15 R-14 B-22 7 7 R-162 G-19 3 5 Full Year 2019 Earnings G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 4

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Fourth Quarter & Full Year 2019 U.S. GAAP Results 8 B-112 G-92 096670 B-15 0 R-23 • Net income (loss) attributable to The Carlyle Group L.P. common unitholders in Q4 2019 was $(8.3) R-88 G-234 G-15 B-234 million, and $345.3 million over the LTM 9 EAEAEA B-16 (Dollars in millions, except per unit amounts) 4Q'18 4Q'19 FY'17 FY'18 FY'19 5 R-208 R-13 G-232 REVENUES 6 B-247 Fund management fees $ 377.4 $ 372.4 $ 1,026.9 $ 1,272.0 $ 1,476.2 G-18 D0E8F7 Incentive fees 9.7 9.1 35.3 30.2 35.9 0 Investment income, including performance allocations (314.9) 3.3 2,290.6 809.2 1,568.4 R-14B-83 R-97 Revenue from consolidated entities 53.1 49.7 286.7 214.5 199.2 0 G-161 All other revenues 26.4 25.8 36.7 101.3 97.3 G-14 B-224 Total Revenues 151.7 460.3 3,676.2 2,427.2 3,377.0 1 61A1E0 EXPENSES B-15 R-12Old Cash-based compensation and benefits 196.8 201.5 652.7 746.7 833.4 Colors2 R-237 Equity-based compensation 40.4 32.2 320.3 239.9 140.0 0 G-217 Performance allocations and incentive fee related compensation (149.7) 45.1 988.3 376.3 436.7 G-16 B-157 General, administrative and other expenses 72.7 149.5 276.8 460.7 494.4 9 EDD99D B-22 Expenses from consolidated entities 42.9 32.1 400.1 164.6 131.8 R-16 Interest and other non-operating expenses (income) 19.8 23.2 (5.9) 83.3 83.4 2 R-147 3 Total Expenses 222.9 483.6 2,632.3 2,071.5 2,119.7 G-195 G-14 B-197 Net investment gains (losses) of consolidated funds (7.5) (17.0) 88.4 4.5 (23.9) 3 Income (loss) before provision for income taxes (78.7) (40.3) 1,132.3 360.2 1,233.4 B-18 93C3C5 R-14 Provision (benefit) for income taxes (5.5) 0.1 124.9 31.3 49.0 7 7 R-65 Net income (loss) (73.2) (40.4) 1,007.4 328.9 1,184.4 G-19 G-64 Net income (loss) attributable to non-controlling interests in consolidated entities (8.3) (9.2) 72.5 33.9 36.6 5 B-66 Net income (loss) attributable to Carlyle Holdings (64.9) (31.2) 934.9 295.0 1,147.8 414042 B-19 Net income (loss) attributable to non-controlling interests in Carlyle Holdings (54.8) (22.9) 690.8 178.5 766.9 R-187 Net income (loss) attributable to The Carlyle Group L.P. (10.1) (8.3) 244.1 116.5 380.9 5 R-88 Net income attributable to Series A Preferred Shareholders 5.9 — 6.0 23.6 19.1 G-21 G-89 Series A Preferred Shares redemption premium — — — — 16.5 1 B-91 Net income (loss) attributable to The Carlyle Group L.P. Common Unitholders $ (16.0) $ (8.3) $ 238.1 $ 92.9 $ 345.3 B-15 58595B R-223 Net income (loss) attributable to The Carlyle Group L.P. per common unit 0 R-167 Basic $ (0.15) $ (0.07) $ 2.58 $ 0.89 $ 3.05 G-22 G-169 Diluted $ (0.15) $ (0.08) $ 2.38 $ 0.82 $ 2.82 1 1 B-171 Income (loss) before provision for taxes margin (51.9)% (8.8)% 30.8% 14.8% 36.5 % B-23 A7A9AB 2 2 • The income (loss) before provision for income taxes for Q4 2019 and FY 2019 includes $(86) million and $723 million, respectively, in investment income (loss) from our equity method investment in Fortitude Re. These amounts include $(92) million and $582 million, respectively, in gains (losses) from changes in fair value of embedded derivatives as a result of accounting principles related to R-220 3 G-221 derivatives and hedging (DIG B36 ). B-222 See Notes at end of document. 5 DCDDDE

Carlyle Fourth Quarter and Full Year 2019 Highlights

Financial Measures & Distribution	• Distributable Earnings ("DE") of $172 million for Q4 2019 on a pre-tax basis, or $0.47 per common share on a post-tax basis. Full year 2019 DE of $647 million, or $1.70 per common share • Fee Related Earnings ("FRE") of $108 million for Q4 2019 and $453 million for full year 2019 • Realized Net Performance Revenues of $79 million for Q4 2019 and $164 million for full year 2019 • Net Accrued Performance Revenues of $1.7 billion, up 2% year-over-year • Declared a quarterly dividend of $0.25 per common share, payable to stockholders of record as of February 18, 2020
Assets Under Management	• Total Assets Under Management: $224 billion, up 4% year-over-year • Fee-earning Assets Under Management: $161 billion, up 1% year-over-year • Available Capital for investment: $69 billion
Key Metrics	• Fundraising: $3.3 billion in Q4 2019 and $19.3 billion LTM • Invested Capital (carry funds): $7.1 billion in Q4 2019 and $21.3 billion LTM • Realized Proceeds (carry funds): $5.1 billion in Q4 2019 and $19.9 billion LTM • Carry Fund Appreciation: 2% in Q4 2019 and 9% LTM
Corporate Actions	• Completed our conversion to a Corporation as of January 1, 2020. Carlyle's new corporate structure has a single share class with one share/one vote governance and a $1.00 fixed annual dividend

6

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Fourth Quarter & Full Year 2019 Total Segment Operating Results 8 B-112 G-92 096670 B-15 (Dollars in millions, except per share amounts) 4Q'18 4Q'19 FY'18 FY'19 0 R-23 R-88 SEGMENT REVENUES G-234 G-15 B-234 Fund management fees $ 391.0 $ 390.2 $ 1,361.8 $ 1,570.9 9 EAEAEA Portfolio advisory fees, net and other 6.0 6.1 31.1 22.2 B-16 Transaction fees, net 25.3 11.4 32.1 31.3 5 R-208 R-13 Total segment fee revenues 422.3 407.7 1,425.0 1,624.4 G-232 6 B-247 Realized performance revenues 111.7 164.9 682.4 374.3 G-18 D0E8F7 Realized principal investment income (loss) 4.7 1.7 48.1 87.0 0 Interest income 6.7 6.4 30.4 24.4 R-14B-83 R-97 Total Segment Revenues $ 545.4 $ 580.7 $ 2,185.9 $ 2,110.1 0 G-161 SEGMENT EXPENSES G-14 B-224 Compensation and benefits 1 61A1E0 B-15 Cash-based compensation and benefits $ 192.9 $ 188.6 $ 740.7 $ 792.1 Old R-122 R-237 Realized performance revenues related compensation 68.6 86.3 362.7 210.2 Colors0 2 G-217 Total compensation and benefits 261.5 274.9 1,103.4 1,002.3 G-16 B-157 General, administrative and other expenses 44.2 94.6 298.8 331.3 9 EDD99D B-22 Depreciation and amortization expense 9.8 16.5 35.1 48.2 R-162 R-147 Interest expense 19.4 23.0 74.7 81.7 3 G-195 Total Segment Expenses $ 334.9 $ 409.0 $ 1,512.0 $ 1,463.5 G-14 B-197 3 B-18 93C3C5 Total Segment Revenues $ 545.4 $ 580.7 $ 2,185.9 $ 2,110.1 R-147 R-65 Total Segment Expenses 334.9 409.0 1,512.0 1,463.5 7 G-64 (=) Distributable Earnings $ 210.5 $ 171.7 $ 673.9 $ 646.6 G-19 B-66 (-) Realized Net Performance Revenues 43.1 78.6 319.7 164.1 5 B-19 414042 (-) Realized Principal Investment Income (Loss) 4.7 1.7 48.1 87.0 R-187 (+) Net Interest 12.7 16.6 44.3 57.3 5 R-88 (=) Fee Related Earnings $ 175.4 $ 108.0 $ 350.4 $ 452.8 G-21 G-89 1 B-91 1 B-15 After-tax Distributable Earnings, per common share $ 0.57 $ 0.47 $ 1.78 $ 1.70 58595B R-223 Dividend per common share $ 0.43 $ 0.25 $ 1.34 $ 1.18 0 R-167 G-22 G-169 1 B-171 (1) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 29. B-23 A7A9AB (2) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a 2 previous acquisition. The FY'18 equity-based compensation amount below excludes approximately $69.3 million related to shares issued in conjunction with the IPO. R-220 G-221 Equity-based compensation $ 44.0 $ 34.9 $ 182.9 $ 151.5 B-222 7 DCDDDE

Distributable Earnings

- Distributable Earnings were $172 million in Q4 2019 and $647 million for FY 2019
  - Fee Related Earnings accounted for 63% of Distributable Earnings in the quarter and 70% for FY 2019
- Net Realized Performance Revenues were $79 million in Q4 2019 and $164 million for FY 2019
  - For FY 2019, Real Assets contributed 55% of Net Realized Performance Revenue
- Realized Principal Investment Income was $2 million in Q4 2019 and $87 million for FY 2019, which includes a $72 million gain from the final resolution of French tax litigation realized in Q2 2019

Quarterly Distributable Earnings ($mm)


$211
$101
$213
$161
$172
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019

Annual Distributable Earnings ($mm)


$670
$674
$647
$192
$350
$453
2017
2018
2019
Fee Related Earnings
Net Realized Performance Revenues
Realized Principal Investment Income
Net Interest

8

Fee Related Earnings

- Fee Related Earnings were $108 million in Q4 2019, compared to $175 million in Q4 2018 (which benefited from $32 million of net insurance recoveries, elevated transaction fees and catch-up management fees, as well as lower general, administrative and other expense). Excluding these adjustments, Q4 2018 FRE would have been approximately $90 million. FY 2019 Fee Related Earnings of $453 million increased 29% from $350 million in FY 2018, inclusive of all items
- Management Fees of $390 million in Q4 2019 were flat compared to Q4 2018, and included catch-up management fees of $4 million in Q4 2019 compared to $16 million in Q4 2018. For FY 2019, management fees of $1.6 billion increased 15% from FY 2018. Transaction fees of $11 million in Q4 2019 declined from $25 million in Q4 2018
- Cash-based compensation & benefits were $189 million in Q4 2019, down 2% from $193 million in Q4 2018. For FY 2019, cash-based compensation & benefits were $792 million, an increase of 7% from FY 2018
- FRE margin was 26% in Q4 2019 and 28% for FY 2019

Quarterly Fee Related Earnings ($mm)


$175
$103
$133
$109
$108
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
FRE Margin[1]	42%	26%	31%	27%	26%

Annual Fee Related Earnings ($mm)


$192
$350
$453
2017
2018
2019

	2017	2018	2019
FRE Margin[1]	17%	25%	28%

See Notes at end of document.

9

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Performance Revenues 8 B-112 G-92 096670 1 B-15 • Net Accrued Performance Revenues were $1.7 billion as of Q4 2019, up 2% from one year ago 0 R-23 R-88 G-234 • Realized Net Performance Revenues were $79 million in Q4 2019 and $164 million for FY 2019 G-15 B-234 9 EAEAEA B-16 – Q4 2019 Net Realized Performance Revenues were primarily driven by exit activity in our U.S. Real Estate and 5 R-208 R-13 G-232 Europe Technology funds 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 Net Accrued Performance Revenues ($mm) Realized Net Performance Revenues ($mm) 0 G-161 G-14 B-224 LTM by Segment 1 61A1E0 $1,681 $1,720 B-15Old R-122 R-237 Colors0 $81 $101 G-217 $56 $164 $203 $75 G-16 B-157 9 EDD99D B-22 $475 $405 R-162 R-147 3 G-195 G-14 B-197 3 Corporate B-18 93C3C5 R-14 $1,517.0 $1,517.0 Private 7 R-65 $67 7 G-19 G-64 $1,139 Real $164mm Equity B-66 $1,069 5 414042 Assets $90 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B Q4 2018 Realized Net Net Q4 2019 R-223 $6 Global Performance Performance 0 R-167 $1 Credit G-22 G-169 Revenues Revenues & 1 B-171 Other 2 Investment B-23 A7A9AB Solutions 2 R-220 G-221 B-222 See Notes at end of document. 10 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Total Assets Under Management 8 B-112 G-92 096670 B-15 1 0 R-23 • Total Assets Under Management of $224 billion at December 31, 2019 increased 1% from the prior R-88 G-234 G-15 B-234 quarter and 4% from one year ago 9 EAEAEA B-16 • Available Capital2 of $69 billion decreased from $75 billion one year ago as our latest generation 5 R-208 R-13 G-232 funds continue to actively deploy capital in excess of new capital raised 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 0 G-161 1-yr 3 G-14 B-224 Growth Product Type ($bn) Fair Value & 1 61A1E0 Segment ($bn) B-15 R-12Old Available Capital ($bn) Colors2 R-237 $224 0 G-217 $216 4% Credit G-16 B-157 (Non-Carry Fund) $224 9 EDD99D $45 B-22 $45 (1)% $14 R-162 R-147 $46 $37 3 G-195 $49 $32 $69 G-14 B-197 3 $8 $49 11% Investment B-18 93C3C5 $44 R-14 Solutions $43 $41 7 R-65 7 Carry $224bn G-19 G-64 $45 $15 B-66 $46 $43 (5)% Funds 5 414042 $141 $86 $28 B-19 R-187 $155 5 R-88 $32 G-21 G-89 $1 $86 1 B-91 $81 7% Other B-15 58595B Traditional $54 R-223 Carry Funds 0 R-167 G-22 G-169 1 Q4 2018 Q4 2019 CPE RA GC IS Total B-171 B-23 A7A9AB n Fair Value n Available Capital 2 CPE RA GC IS R-220 G-221 B-222 See Notes at end of document. 11 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Fair Value of Investments 8 B-112 G-92 096670 B-15 4 0 R-23 • Fair Value of Investments was $155 billion at December 31, 2019, up 9% from one year ago R-88 G-234 G-15 B-234 • Fair value in traditional carry funds of $87 billion was up 10% from one year ago, with 54% currently 9 EAEAEA B-16 accruing performance revenue 5 R-208 R-13 G-232 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 0 G-161 Fair Value of Investments Traditional Carry Funds 3 G-14 B-224 By Product Type ($bn) 1 61A1E0 B-15Old $155 R-122 R-237 In-Carry Ratio5 Colors0 G-217 $142 $1 G-16 B-157 9 $2 EDD99D $36 54% B-22 $31 R-162 R-147 Natural 3 G-14 G-195 Corporate Resources B-197 $32 3 $30 Private B-18 93C3C5 Publicly Traded R-14 Equity 62% 16% 7 R-65 7 G-64 $87bn 6% G-19 B-66 5 414042 B-19 $87 R-187 $79 5 R-88 13% G-21 G-89 Real 1 B-91 3% Estate Aged 4+ Years6 B-15 58595B 7% R-223 0 R-167 Q4 2018 Q4 2019 Legacy Global G-22 G-169 Energy 27% 1 B-171 Other Credit B-23 A7A9AB Credit (Non-Carry Fund) 2 Investment Solutions Carry Funds R-220 Traditional Carry Funds (CPE/RA/GC) G-221 B-222 See Notes at end of document. Totals may not sum due to rounding. 12 DCDDDE

Fee-earning Assets Under Management

- Fee-earning Assets Under Management[7] of $161 billion increased 1% compared to one year ago, driven by an 8% increase in Global Credit
- Pending Fee-earning AUM[8] was $8.5 billion as of December 31, 2019



Segment ($bn)
1-yr Growth
$160
$161
1%
$29
$28
(2)%
$35
$38
8%
$33
$33
1%
$62
$62
(1)%
Q4 2018
Q4 2019
CPE
RA
GC
IS



Product Type ($bn)[3]
Credit (Non-Carry Fund)
$29
Investment Solutions Carry Funds
$28
$161bn
Other
$1
$103
Traditional Carry Funds

See Notes at end of document. Totals may not sum due to rounding.

13

Key Metrics Activity

- Fundraising was $3.3 billion in Q4 2019, and $19.3 billion for FY 2019
- Invested Capital in carry funds was $7.1 billion in Q4 2019, and $21.3 billion for FY 2019
- Realized Proceeds in carry funds was $5.1 billion in Q4 2019, and $19.9 billion for FY 2019

	Fundraising		Invested Capital *Carry Funds*		Realized Proceeds *Carry Funds*	
($bn)	4Q'19	FY'19	4Q'19	FY'19	4Q'19	FY'19
Total	**$3.3**	**$19.3**	**$7.1**	**$21.3**	**$5.1**	**$19.9**
Corporate Private Equity	$1.4	$7.4	$2.0	$8.2	$1.3	$5.0
Real Assets[1]	$0.5	$3.2	$2.6	$5.2	$1.9	$5.8
Real Estate	$0.3	$0.6	$0.5	$2.3	$0.9	$2.7
Natural Resources	$0.2	$2.6	$2.1	$2.9	$0.8	$2.1
Global Credit	$0.4	$5.7	$0.7	$2.6	$0.2	$1.8
Investment Solutions	$1.0	$3.0	$1.8	$5.3	$1.7	$7.3

See Notes at end of document. Totals may not sum due to rounding.

14

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G - G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Segment Highlights R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 15

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Corporate Private Equity 8 B-112 G-92 096670 B-15 • Fee Related Earnings of $72 million in Q4 2019 were down from $89 million in Q4 2018 with the 0 R-23 Other R-88 G-234 difference primarily driven by elevated transaction fees of $23 million in the prior period. FY 2019 Fee Buyout US G-15 B-234 Related Earnings of $261 million were more than double the $124 million in 2018, driven by 21% YoY $23 Buyout 9 EAEAEA management fee growth B-16 $86bn 5 R-208 $39 R-13 • Total AUM of $86 billion increased 7% from one year ago, driven by fundraising in our latest vintage Total G-232 Japan buyout, Global Partners and Europe Technology funds, as well as fund appreciation 6 B-247 AUM G-18 D0E8F7 • Invested Capital of $2.0 billion in Q4 2019 and $8.2 billion for FY 2019. Notable Q4 2019 investments Europe $13 0 B-83 included CEPSA (CP VII/CEP V), Hilb Group (CP VII) and HireVue (CP VII) Buyout R-14 R-97 $13 0 G-161 • Realized Proceeds of $1.3 billion in Q4 2019 and $5.0 billion for FY 2019. Realized Net Performance G-14 B-224 Revenues of $30 million in Q4 2019 were largely driven by our third Europe Technology fund (CETP III) Asia 1 61A1E0 B-15 • Carry Fund Appreciation was 3% in Q4 2019 and 8% for FY 2019 Buyout Old R-122 R-237 Colors0 G-217 G-16 B-157 9 EDD99D B-22 R-16 (Dollars in millions) 4Q'18 4Q'19 FY'18 FY'19 2 R-147 3 G-195 Fund management fees $ 196.2 $ 195.3 $ 634.1 $ 767.8 G-14 B-197 Portfolio advisory fees, net and other 3.8 4.4 21.1 15.8 3 B-18 93C3C5 Transaction fees, net 22.8 0.6 26.7 12.7 R-147 R-65 Fee Revenues $ 222.8 $ 200.3 $ 681.9 $ 796.3 7 G-64 Cash-based compensation and benefits 91.6 81.3 373.2 371.7 G-19 5 B-66 General, administration and other indirect expenses 37.1 38.6 167.6 140.8 414042 B-19 Depreciation and amortization expense 4.8 8.0 17.3 23.1 R-187 Operating Expenses $ 133.5 $ 127.9 $ 558.1 $ 535.6 5 R-88 G-21 G-89 1 (=) Fee Related Earnings $ 89.3 $ 72.4 $ 123.8 $ 260.7 B-91 B-15 58595B (+) Realized Performance Revenues 32.3 53.8 415.9 121.7 R-223 (-) Realized Performance Revenues Related Compensation 14.5 24.0 195.3 54.7 0 R-167 G-22 Realized Net Performance Revenues 17.8 29.8 220.6 67.0 G-169 1 B-171 (+) Realized Principal Investment Income (Loss) 2.2 (3.8) 26.6 (3.3) B-23 A7A9AB (-) Net Interest 6.5 7.9 20.6 27.6 2 (=) Distributable Earnings $ 102.8 $ 90.5 $ 350.4 $ 296.8 R-220 G-221 B-222 16 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Real Assets 8 B-112 G-92 096670 B-15 • Fee Related Earnings of $21 million in Q4 2019 were down from $37 million in Q4 2018 primarily 0 R-23 driven by elevated catch-up management fees of $12 million in the prior period. FY 2019 Fee Related R-88 G-234 Real G-15 Earnings of $127 million were up from $121 million in 2018 B-234 Estate 9 EAEAEA • Total AUM of $43 billion declined 5% from one year ago, driven by strong realization activity and B-16 $43bn 5 R-208 deprecation in several energy related carry funds $18 R-13 $22 Total G-232 • Invested Capital of $2.6 billion in Q4 2019 and $5.2 billion for FY 2019. Notable Q4 2019 investments 6 B-247 AUM G-18 include the international energy funds' investment in CEPSA (CIEP I/II) D0E8F7 Natural 0 • Realized Proceeds of $1.9 billion in Q4 2019 and $5.8 billion for FY 2019. Realized Net Performance Resources R-14B-83 R-97 $3 Revenues of $48 million in Q4 2019 were largely driven by our U.S. Realty funds 0 G-161 G-14 B-224 • Carry Fund Appreciation for the segment was flat in Q4 2019 and 3% for FY 2019. Our Real Estate Legacy 1 61A1E0 funds appreciated 1% in Q4 2019 and 16% for FY 2019, while our Natural Resources funds Energy B-15Old R-122 R-237 depreciated (1)% in Q4 2019 and (5)% for FY 2019 Colors0 G-217 G-16 B-157 9 EDD99D B-22 R-16 (Dollars in millions) 4Q'18 4Q'19 FY'18 FY'19 2 R-147 3 G-195 Fund management fees $ 88.5 $ 77.5 $ 317.9 $ 338.8 G-14 B-197 Portfolio advisory fees, net and other 1.0 0.4 4.5 1.7 3 B-18 93C3C5 Transaction fees, net 1.6 6.3 4.4 8.7 R-147 R-65 Fee Revenues $ 91.1 $ 84.2 $ 326.8 $ 349.2 7 G-64 Cash-based compensation and benefits 37.4 36.0 135.1 138.9 G-19 5 B-66 General, administration and other indirect expenses 14.6 23.9 64.1 74.4 414042 B-19 Depreciation and amortization expense 1.9 3.1 6.8 9.0 R-187 Operating Expenses $ 53.9 $ 63.0 $ 206.0 $ 222.3 5 R-88 G-21 G-89 1 (=) Fee Related Earnings $ 37.2 $ 21.2 $ 120.8 $ 126.9 B-91 B-15 58595B (+) Realized Performance Revenues 35.2 85.6 150.3 180.1 R-223 (-) Realized Performance Revenues Related Compensation 15.8 38.1 66.6 90.5 0 R-167 G-22 Realized Net Performance Revenues 19.4 47.5 83.7 89.6 G-169 1 B-171 (+) Realized Principal Investment Income (Loss) 1.6 1.0 13.5 76.6 B-23 A7A9AB (-) Net Interest 2.4 3.1 10.9 10.5 2 (=) Distributable Earnings $ 55.8 $ 66.6 $ 207.1 $ 282.6 R-220 G-221 B-222 17 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Global Credit 8 B-112 G-92 096670 Direct B-15 • Fee Related Earnings of $14 million in Q4 2019 compared to $42 million in Q4 2018 (which included 0 R-23 Aviation Lending R-88 G-234 the positive impact from $32 million of net insurance recoveries). Fee Related Earnings of $48 million G-15 B-234 for FY 2019 increased 20% compared to FY 2018 when adjusting for the impact of the net insurance 9 $5 EAEAEA recoveries $7 B-16 5 R-13 R-208 • Total AUM of $49 billion increased 11% from one year ago, driven by growth in our Structured $49bn G-232 Credit, Credit Opportunities and Aviation strategies $11 6 B-247 Total G-18 D0E8F7 • Invested Capital from traditional carry funds was $0.7 billion in Q4 2019 and $2.6 billion over the AUM Credit 0 LTM. Other capital deployment included new CLO issuance in our Structured Credit business of $2.7 Carry R-14B-83 R-97 CLOs billion, as well as Gross Originations in our Direct Lending business of $3.0 billion, for FY 2019 $26 0 G-161 Funds G-14 B-224 • Fundraising totaled $5.7 billion for FY 2019, which included finalizing our first Credit Opportunities 1 61A1E0 fund at $2.4 billion, as well as commencing fundraising for Carlyle Aviation's fifth comingled fund B-15Old R-122 R-237 Colors0 G-217 G-16 B-157 9 EDD99D B-22 R-16 (Dollars in millions) 4Q'18 4Q'19 FY'18 FY'19 2 R-147 3 G-195 Fund management fees $ 64.1 $ 77.6 $ 243.0 $ 307.2 G-14 B-197 Portfolio advisory fees, net and other 1.2 1.3 5.1 4.7 3 93C3C5 Transaction fees, net 0.9 4.5 1.0 9.9 B-18 R-147 Fee Revenues $ 66.2 $ 83.4 $ 249.1 $ 321.8 R-65 7 G-64 Cash-based compensation and benefits 39.3 45.2 140.4 185.2 G-19 B-66 General, administration and other indirect expenses (16.8) 21.0 30.5 78.9 5 B-19 414042 Depreciation and amortization expense 1.8 3.4 6.3 9.9 R-187 Operating Expenses $ 24.3 $ 69.6 $ 177.2 $ 274.0 5 R-88 G-21 G-89 (=) Fee Related Earnings $ 41.9 $ 13.8 $ 71.9 $ 47.8 1 B-91 B-15 (+) Realized Performance Revenues 3.9 0.8 9.8 1.8 58595B R-223 (-) Realized Performance Revenues Related Compensation 1.8 0.4 4.5 0.4 0 R-167 Realized Net Performance Revenues 2.1 0.4 5.3 1.4 G-22 G-169 1 (+) Realized Principal Investment Income (Loss) 0.8 3.8 7.9 12.0 B-171 B-23 A7A9AB (-) Net Interest 2.1 3.7 7.6 12.8 2 (=) Distributable Earnings $ 42.7 $ 14.3 $ 77.5 $ 48.4 R-220 G-221 B-222 18 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Investment Solutions 8 B-112 G-92 096670 B-15 • Fee Related Earnings of $1 million in Q4 2019 were down from $7 million in Q4 2018 primarily driven AlpInvest - 0 R-23 Secondary R-88 G-234 by lower management fees and higher compensation and G&A expenses. FY 2019 Fee Related G-15 B-234 Earnings of $17 million were down from $34 million in FY 2018 $10 9 EAEAEA B-16 • Total AUM of $45 billion declined 1% from one year ago, driven by a combination of realizations and 5 R-208 lower fundraising activity $45bn R-13 MRE G-232 AlpInvest - $23 Total $2 6 B-247 • Invested Capital of $1.8 billion in Q4 2019 and $5.3 billion for FY 2019 AUM G-18 D0E8F7 Primary 0 • Realized Proceeds of $1.7 billion in Q4 2019 and $7.3 billion for FY 2019. Realized Net Performance 1 & Other B-83 Revenues of $6 million for FY 2019 remain low, as funds in which Carlyle has significant performance $10 R-14 R-97 0 G-161 revenue ownership continue to mature G-14 B-224 • Net Accrued Performance Revenues totaled $101 million as of Q4 2019, an increase of 25% from AlpInvest - 1 61A1E0 B-15 one year ago, driven by Carry Fund Appreciation of 15% for FY 2019 Co-Investments Old R-122 R-237 Colors0 G-217 G-16 B-157 9 EDD99D B-22 (Dollars in millions) 4Q'18 4Q'19 FY'18 FY'19 R-162 R-147 3 G-195 Fund management fees $ 42.2 $ 39.8 $ 166.8 $ 157.1 G-14 B-197 Portfolio advisory fees, net and other — — 0.4 — 3 93C3C5 Transaction fees, net — — — — B-18 R-147 Fee Revenues $ 42.2 $ 39.8 $ 167.2 $ 157.1 R-65 7 G-64 Cash-based compensation and benefits 24.6 26.1 92.0 96.3 G-19 B-66 General, administration and other indirect expenses 9.3 11.1 36.6 37.2 5 B-19 414042 Depreciation and amortization expense 1.3 2.0 4.7 6.2 R-187 Operating Expenses $ 35.2 $ 39.2 $ 133.3 $ 139.7 5 R-88 G-21 G-89 (=) Fee Related Earnings $ 7.0 $ 0.6 $ 33.9 $ 17.4 1 B-91 B-15 (+) Realized Performance Revenues 40.3 24.7 106.4 70.7 58595B R-223 (-) Realized Performance Revenues Related Compensation 36.5 23.8 96.3 64.6 0 R-167 Realized Net Performance Revenues 3.8 0.9 10.1 6.1 G-22 G-169 1 (+) Realized Principal Investment Income (Loss) 0.1 0.7 0.1 1.7 B-171 B-23 A7A9AB (-) Net Interest 1.7 1.9 5.2 6.4 2 (=) Distributable Earnings $ 9.2 $ 0.3 $ 38.9 $ 18.8 R-220 G-221 B-222 See Notes at end of document. 19 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G - G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Supplemental Details R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 20

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Fourth Quarter and Full Year 2019 Total Segment Results 8 B-112 G-92 096670 B-15 (Dollars in millions, except per share amounts) 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 FY'18 FY'19 0 R-23 R-88 G-234 SEGMENT REVENUES G-15 B-234 Fund management fees $ 391.0 $ 381.6 $ 414.5 $ 384.6 $ 390.2 $ 1,361.8 $ 1,570.9 9 EAEAEA Portfolio advisory fees, net and other 6.0 5.5 5.3 5.3 6.1 31.1 22.2 B-16 5 R-208 Transaction fees, net 25.3 4.5 9.6 5.8 11.4 32.1 31.3 R-13 G-232 Total segment fee revenues 422.3 391.6 429.4 395.7 407.7 1,425.0 1,624.4 6 B-247 Realized performance revenues 111.7 49.2 41.9 118.3 164.9 682.4 374.3 G-18 D0E8F7 Realized principal investment income (loss) 4.7 4.1 73.9 7.3 1.7 48.1 87.0 0 B-83 Interest income 6.7 6.0 5.5 6.5 6.4 30.4 24.4 R-14 R-97 0 Total Segment Revenues $ 545.4 $ 450.9 $ 550.7 $ 527.8 $ 580.7 $ 2,185.9 $ 2,110.1 G-161 G-14 B-224 SEGMENT EXPENSES 1 61A1E0 Compensation and benefits B-15Old Cash-based compensation and benefits $ 192.9 $ 202.3 $ 207.1 $ 194.1 $ 188.6 $ 740.7 $ 792.1 R-122 R-237 Colors0 Realized performance revenues related compensation 68.6 42.2 21.1 60.6 86.3 362.7 210.2 G-217 1 G-16 B-157 Total compensation and benefits 261.5 244.5 228.2 254.7 274.9 1,103.4 1,002.3 9 EDD99D General, administrative and other expenses 44.2 75.7 80.0 81.0 94.6 298.8 331.3 B-22 Depreciation and amortization expense 9.8 10.3 9.6 11.8 16.5 35.1 48.2 R-162 3 R-147 Interest expense 19.4 19.6 19.5 19.6 23.0 74.7 81.7 G-195 G-14 Total Segment Expenses $ 334.9 $ 350.1 $ 337.3 $ 367.1 $ 409.0 $ 1,512.0 $ 1,463.5 B-197 3 93C3C5 B-18 Total Segment Revenues 545.4 450.9 550.7 527.8 580.7 2,185.9 2,110.1 R-147 7 R-65 Total Segment Expenses 334.9 350.1 337.3 367.1 409.0 1,512.0 1,463.5 G-64 G-19 (=) Distributable Earnings $ 210.5 $ 100.8 $ 213.4 $ 160.7 $ 171.7 $ 673.9 $ 646.6 5 B-66 (-) Realized Net Performance Revenues 43.1 7.0 20.8 57.7 78.6 319.7 164.1 414042 B-19 (-) Realized Principal Investment Income (Loss) 4.7 4.1 73.9 7.3 1.7 48.1 87.0 R-187 5 (+) Net Interest 12.7 13.6 14.0 13.1 16.6 44.3 57.3 R-88 G-21 G-89 (=) Fee Related Earnings $ 175.4 $ 103.3 $ 132.7 $ 108.8 $ 108.0 $ 350.4 $ 452.8 1 B-91 B-15 58595B After-tax Distributable Earnings, per common share $ 0.57 $ 0.25 $ 0.57 $ 0.41 $ 0.47 $ 1.78 $ 1.70 R-223 0 Distribution per common share $ 0.43 $ 0.19 $ 0.43 $ 0.31 $ 0.25 $ 1.34 $ 1.18 R-167 G-22 G-169 1 B-171 Note: Historical quarterly results by segment available in Q4 2019 financial supplement on Carlyle's investor relations website B-23 A7A9AB (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) 2 principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a R-220 previous acquisition. The FY'18 equity-based compensation amount below excludes approximately $69.3 million related to units issued in conjunction with the IPO. G-221 B-222 Equity-based compensation $ 44.0 $ 39.4 $ 38.3 $ 38.9 $ 34.9 $ 182.9 $ 151.5 21 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Total Segment Balance Sheet Highlights 8 B-112 G-92 096670 B-15 0 R-23 • Balance sheet assets attributable to Carlyle stockholders (including net cash and equivalents, net R-88 G-234 accrued performance revenue and investments) totaled $2.4 billion at December 31, 2019, compared G-15 B-234 9 EAEAEA to $2.3 billion one year prior B-16 5 R-208 R-13 G-232 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 0 1 G-161 Key Balance Sheet Items ($bn) 12/31/2019 KEY BALANCE SHEET ITEMS ($BN) G-14 B-224 1 61A1E0 Cash, Cash Equivalents and Corporate $3.5 B-15 $793.4 Old Treasury Investments R-122 R-237 Colors0 G-217 2 $3.0 G-16 B-157 Net accrued performance revenues 9 EDD99D (net of related accrued compensation $1,720.1 Net B-22 $2.5 Accrued R-16 and accrued giveback) 1.7 2 R-147 Performance 3 2 G-14 G-195 $2.0 1.7 Revenues Investments attributable to Caryle 3 B-197 3 $1,469.5 shareholders 93C3C5 1.7 B-18 $1.5 R-147 7 R-65 Debt obligations4 $1,616.5 G-64 G-19 B-66 Drawn revolving credit line $1.0 5 $0 3 B-19 414042 1.5 ($775.0 million available) Investments R-187 $0.5 1.2 5 R-88 0.7 (1) Balance sheet amounts presented excludes the effect of U.S. GAAP consolidation eliminations on G-21 G-89 investments and accrued performance revenue, as well as cash and debt associated with Carlyle's 1 B-91 consolidated funds. $0.0 0.1 (2) Net accrued performance revenues as of December 31, 2019 are net of $22 million in accrued B-15 58595B giveback obligations and $2.0 billion in accrued performance allocations and incentive fee R-223 compensation related to non-controlling interests. See page 33 for a reconciliation to U.S. GAAP. (0.6) Cash/Equivalents (0.9) 4 0 R-167 (3) Investments include the $573 million investment in Fortitude Re, excluding the impact of ($0.5) less Debt unrealized gains on embedded derivatives included in Fortitude Re's U.S. GAAP financial G-22 G-169 statements. Investments exclude the equity investments by Carlyle in NGP Energy Capital 1 B-171 Management and the portion of CLO and CCS investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. ($1.0) B-23 A7A9AB (4) Excludes approximately $360 million of loans used to finance CLO and CCS investments and 2 $288 million of lease liabilities. Q4 2017 Q4 2018 Q4 2019 R-220 G-221 B-222 22 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 AUM and Fee-earning AUM Roll Forward 8 B-112 G-92 096670 B-15 0 R-23 Total AUM Roll Forward (Unaudited) R-88 G-234 G-15 B-234 9 Three Months Ended December 31, 2019 Twelve Months Ended December 31, 2019 EAEAEA ($mm) B-16 5 R-208 Corporate Corporate R-13 G-232 Private Real Global Investment Private Real Global Investment 6 5 5 B-247 Equity Assets Credit Solutions Total Equity Assets Credit Solutions Total G-18 D0E8F7 Balance, Beginning of Period $ 84,089 $ 44,938 $ 48,005 $ 44,801 $ 221,833 $ 80,759 $ 45,640 $ 44,417 $ 45,654 $ 216,470 0 1 R-14B-83 R-97 Inflows 1,424 494 913 950 3,781 7,474 3,189 6,338 2,969 19,970 0 2 G-161 Outflows (including realizations) (735) (2,286) (482) (1,896) (5,399) (4,361) (5,543) (2,396) (7,887) (20,187) G-14 B-224 3 1 61A1E0 Market Activity & Other 1,141 127 749 305 2,322 2,869 79 1,190 5,008 9,146 B-15 4 Old Foreign Exchange 510 82 227 1,086 1,905 (312) (10) (137) (498) (957) R-122 R-237 Colors0 G-217 Balance, End of Period $ 86,429 $ 43,355 $ 49,412 $ 45,246 $ 224,442 $ 86,429 $ 43,355 $ 49,412 $ 45,246 $ 224,442 G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 Fee-earning AUM Roll Forward (Unaudited) G-14 B-197 3 B-18 93C3C5 R-14 Three Months Ended December 31, 2019 Twelve Months Ended December 31, 2019 7 ($mm) R-65 7 G-64 G-19 Corporate Corporate 5 B-66 Private Real Global Investment Private Real Global Investment 10 10 B-19 414042 Equity Assets Credit Solutions Total Equity Assets Credit Solutions Total R-187 Balance, Beginning of Period $ 61,235 $ 32,714 $ 37,148 $ 27,745 $ 158,842 $ 62,358 $ 32,977 $ 35,152 $ 29,065 $ 159,552 5 R-88 6 G-21 G-89 Inflows 1,354 1,180 653 1,040 4,227 3,470 4,845 4,437 3,708 16,460 1 B-91 7 Outflows (including realizations) (1,221) (850) (273) (1,009) (3,353) (3,835) (4,756) (2,663) (4,039) (15,293) B-15 58595B R-22 8 3 Market Activity & Other (86) 60 122 57 153 (111) 102 1,067 57 1,115 0 R-167 9 Foreign Exchange 378 47 212 551 1,188 (222) (17) (131) (407) (777) G-22 G-169 1 B-171 Balance, End of Period $ 61,660 $ 33,151 $ 37,862 $ 28,384 $ 161,057 $ 61,660 $ 33,151 $ 37,862 $ 28,384 $ 161,057 B-23 A7A9AB 2 R-220 G-221 B-222 Totals may not sum due to rounding. See Notes at end of document. 23 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Corporate Private Equity Fund Performance 8 B-112 G-92 096670 B-15 0 TOTAL INVESTMENTS REALIZED/PARTIALLY REALIZED INVESTMENTS(6) R-23 (Reported in Local Currency, mm) R-88 G-234 As of December 31, 2019 As of December 31, 2019 G-15 B-234 Original Cumulative Remaining Gross In Accrued LTM Cumulative Gross Fund Investment Committed Invested Realized Fair MOIC IRR Net IRR Carry/ Realized Invested Total Fair MOIC IRR 9 EAEAEA Vintage(1) Period End Capital Capital(2) Value(3) Value(4) (5) (8)(16) (9)(16) (Clawback)(10) Carry(11) Capital(2) Value(12) (5) (8)(16) B-16 CORPORATE PRIVATE EQUITY 5 R-208 R-13 Fully Invested/Committed Funds(7) G-232 6 CP IV 2005 Dec-10 $ 7,850.0 $ 7,612.6 $ 17,777.3 $ 247.2 2.4x 16% 13% X X $ 7,612.6 $ 18,024.5 2.4x 16% B-247 G-18 CP V 2007 May-13 $ 13,719.7 $ 13,190.9 $ 25,750.0 $ 2,241.1 2.1x 18% 14% X X $ 10,777.9 $ 26,500.6 2.5x 24% 0 D0E8F7 CP VI 2014 May-18 $ 13,000.0 $ 12,874.2 $ 5,925.3 $ 13,311.0 1.5x 14% 10% X $ 3,080.0 $ 5,026.5 1.6x 18% CEP II 2003 Sep-08 € 1,805.4 € 2,048.4 € 4,113.3 € 15.2 2.0x 36% 20% X X € 1,888.9 € 4,120.6 2.2x 43% R-14B-83 R-97 CEP III 2007 Dec-12 € 5,294.9 € 5,155.5 € 10,982.2 € 531.3 2.2x 19% 14% X X € 4,533.6 € 11,250.3 2.5x 21% 0 G-161 CEP IV 2014 Aug-19 € 3,669.5 € 3,710.4 € 1,220.3 € 3,697.1 1.3x 13% 8% X € 645.9 € 828.4 1.3x 11% G-14 B-224 CAP III 2008 May-14 $ 2,551.6 $ 2,543.2 $ 4,416.5 $ 268.3 1.8x 17% 11% X X $ 2,149.0 $ 4,416.7 2.1x 19% 1 61A1E0 CAP IV 2014 Nov-18 $ 3,880.4 $ 3,966.8 $ 1,729.8 $ 3,838.5 1.4x 13% 8% X $ 831.8 $ 1,629.2 2.0x 21% B-15 R-12Old CJP II 2006 Jul-12 ¥ 165,600.0 ¥ 141,866.7 ¥ 205,301.1 ¥ 1,800.0 1.5x 7% 3% ¥ 134,666.7 ¥ 203,831.2 1.5x 7% Colors2 R-237 CGFSP I 2008 Sep-14 $ 1,100.2 $ 1,080.7 $ 2,434.2 $ 51.1 2.3x 20% 14% X X $ 1,080.7 $ 2,485.3 2.3x 20% 0 G-217 CGFSP II 2013 Dec-17 $ 1,000.0 $ 942.7 $ 897.5 $ 747.4 1.7x 22% 15% X X $ 406.5 $ 801.0 2.0x 28% G-16 B-157 CEOF I 2011 May-17 $ 1,119.1 $ 1,173.1 $ 1,265.9 $ 527.8 1.5x 13% 9% X $ 419.9 $ 1,043.2 2.5x 37% 9 EDD99D CETP III 2014 May-20 € 656.6 € 568.3 € 664.8 € 553.2 2.1x 40% 25% X X € 160.5 € 664.8 4.1x 54% B-22 R-162 CAGP IV 2008 Jun-14 $ 1,041.4 $ 954.1 $ 1,076.5 $ 210.5 1.3x 8% 3% $ 589.8 $ 1,010.4 1.7x 13% 3 R-147 All Other Active Funds, Various $ 11,185.9 $ 11,779.8 $ 5,600.6 1.6x 12% 9% $ 6,190.1 $ 11,686.7 1.9x 15% G-195 Coinvestments and SMAs(13) G-14 B-197 Fully Realized Funds, Coinvestments 3 Various $ 15,366.1 $ 41,031.4 $ 8.5 2.7x 33% 29% $ 15,366.1 $ 41,039.9 2.7x 33% and SMA's(14) B-18 93C3C5 R-14 Total Fully Invested/Committed Funds $ 85,089.9 $ 135,041.5 $ 32,454.7 2.0x 26% 18% $ 57,861.8 $ 134,477.1 2.3x 27% 7 7 R-65 Funds in the Investment Period(7) G-19 G-64 CP VII 2018 May-24 $ 18,510.0 $ 7,881.2 $ 39.2 $ 8,185.4 1.0x NM NM B-66 CEP V 2018 Oct-24 € 6,416.4 € 1,399.2 € 8.0 € 1,448.9 1.0x NM NM 5 414042 CAP V 2018 Jun-24 $ 6,554.2 $ 1,144.8 $ 275.0 $ 1,234.2 1.3x NM NM B-19 R-187 CGP 2015 Dec-20 $ 3,588.0 $ 2,799.8 $ 186.7 $ 3,025.7 1.1x 5% 4% X 5 CJP III 2013 Feb-20 ¥ 119,505.1 ¥ 91,191.7 ¥ 65,897.2 ¥ 114,380.4 2.0x 25% 16% X R-88 G-21 CGFSP III 2018 Dec-23 $ 1,004.6 $ 375.0 $ 2.4 $ 478.7 1.3x NM NM G-89 1 CEOF II 2015 Mar-21 $ 2,400.0 $ 2,046.2 $ 160.7 $ 2,070.7 1.1x 5% Neg B-91 B-15 CETP IV 2019 Jul-25 € 1,350.0 € 84.0 € — € 84.0 1.0x NM NM 58595B R-223 All Other Funds, Coinvestments and Various $ 3,669.6 $ 531.1 $ 3,908.2 1.2x NM NM 0 SMAs(15) R-167 G-22 Total Funds in the Investment Period $ 20,421.9 $ 1,810.9 $ 21,677.5 1.2x 12% 5% $ 519.4 $ 1,401.2 2.7x 38% G-169 1 B-171 TOTAL CORPORATE PRIVATE EQUITY(17) $ 105,511.8 $ 136,852.4 $ 54,132.2 1.8x 26% 18% $ 58,381.2 $ 135,878.3 2.3x 27% B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 24 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Real Assets Fund Performance 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS REALIZED/PARTIALLY REALIZED INVESTMENTS(6) 0 R-23 (Reported in Local Currency, mm) R-88 As of December 31, 2019 As of December 31, 2019 G-234 G-15 Original Cumulative Remaining Gross In Accrued LTM Cumulative Gross B-234 Fund Investment Committed Invested Realized Fair MOIC IRR Net IRR Carry/ Realized Invested Total Fair MOIC IRR 9 EAEAEA Vintage(1) Period End Capital Capital(2) Value(3) Value(4) (5) (8)(16) (9)(16) (Clawback)(10) Carry(11) Capital(2) Value(12) (5) (8)(16) B-16 REAL ASSETS 5 R-208 Fully Invested/Committed Funds(7) R-13 G-232 CRP III 2000 May-05 $ 564.1 $ 522.5 $ 1,585.3 $ 283.8 3.6x 44% 30% X X $ 522.5 $ 1,869.1 3.6x 44% 6 B-247 CRP IV 2004 Dec-09 $ 950.0 $ 1,260.5 $ 1,708.0 $ 287.2 1.6x 7% 4% $ 1,203.5 $ 1,972.4 1.6x 7% G-18 D0E8F7 CRP V 2006 Nov-11 $ 3,000.0 $ 3,370.8 $ 5,055.6 $ 829.2 1.7x 12% 9% X X $ 3,248.7 $ 5,766.7 1.8x 13% 0 CRP VI 2010 Mar-16 $ 2,340.0 $ 2,155.2 $ 3,587.9 $ 359.0 1.8x 27% 19% X X $ 1,705.4 $ 3,452.7 2.0x 32% R-14B-83 R-97 CRP VII 2014 Mar-19 $ 4,161.6 $ 3,704.7 $ 3,402.6 $ 2,453.6 1.6x 21% 13% X X $ 1,835.9 $ 3,311.3 1.8x 26% 0 G-161 CEREP III 2007 May-11 € 2,229.5 € 2,052.6 € 2,362.2 € 116.5 1.2x 4% 1% € 1,911.5 € 2,384.5 1.2x 5% G-14 B-224 CIEP I 2013 Sep-19 $ 2,500.0 $ 2,288.5 $ 860.6 $ 2,624.5 1.5x 24% 13% X $ 665.4 $ 1,480.1 2.2x 27% 1 61A1E0 NGP X 2012 May-17 $ 3,586.0 $ 3,302.7 $ 2,953.7 $ 788.2 1.1x 4% 1% $ 2,018.0 $ 2,904.6 1.4x 15% B-15 R-12Old NGP XI 2014 Oct-19 $ 5,325.0 $ 4,695.3 $ 1,570.4 $ 4,345.4 1.3x 10% 7% $ 1,353.8 $ 1,538.8 1.1x 34% Colors2 R-237 Energy III 2005 Oct-11 $ 3,800.0 $ 3,569.7 $ 5,248.6 $ 231.8 1.5x 9% 6% $ 3,152.1 $ 5,044.9 1.6x 11% 0 G-217 Energy IV 2007 Dec-13 $ 5,979.1 $ 6,373.2 $ 6,778.2 $ 1,009.8 1.2x 6% 2% (X) $ 5,606.4 $ 7,014.0 1.3x 8% G-16 B-157 Renew II 2008 May-14 $ 3,417.5 $ 2,833.5 $ 2,930.9 $ 1,174.0 1.4x 7% 4% (X) $ 2,376.5 $ 3,008.2 1.3x 5% 9 EDD99D All Other Active Funds, B-22 Various $ 5,385.5 $ 6,556.2 $ 2,618.0 1.7x 9% 8% $ 3,567.4 $ 6,715.2 1.8x 11% Coinvestments and SMAs(18) R-162 Fully Realized Funds, Coinvestments 3 R-147 Various $ 7,816.9 $ 10,641.1 $ 13.1 1.4x 18% 9% $ 7,816.9 $ 10,654.2 1.4x 19% G-195 and SMA's(19) G-14 B-197 Total Fully Invested/Committed Funds $ 49,583.6 $ 55,531.3 $ 17,148.5 1.5x 12% 7% $ 37,218.8 $ 57,409.6 1.5x 14% 3 93C3C5 Funds in the Investment Period(7) B-18 CRP VIII 2017 May-22 $ 5,505.1 $ 2,022.3 $ 90.8 $ 2,186.9 1.1x NM NM R-147 R-65 NGP XII 2017 Jul-22 $ 4,277.6 $ 1,777.7 $ 0.1 $ 1,894.7 1.1x NM NM 7 G-64 CIEP II 2019 Apr-25 $ 1,754.5 $ 399.8 $ — $ 407.3 1.0x NM NM G-19 B-66 CPP II 2014 Apr-21 $ 1,526.7 $ 1,098.2 $ 292.1 $ 1,121.9 1.3x 13% 7% 5 CPI 2016 May-41 $ 2,540.3 $ 2,326.0 $ 408.2 $ 2,339.8 1.2x 14% 11% X X B-19 414042 R-18 CGIOF 2018 Sep-23 $ 2,201.4 $ 153.4 $ 28.8 $ 143.8 1.1x NM NM 7 All Other Funds, Coinvestments and 5 R-88 Various $ 1,792.8 $ 62.2 $ 1,916.7 1.1x NM NM SMAs(20) G-21 G-89 Total Funds in the Investment Period $ 9,570.3 $ 882.2 $ 10,011.1 1.1x 12% 5% $ 142.4 $ 252.4 1.8x NM 1 B-91 TOTAL REAL ASSETS(17) $ 59,153.9 $ 56,413.4 $ 27,159.5 1.4x 12% 7% $ 37,353.3 $ 57,666.7 1.5x 14% B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 25 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Global Credit Fund Performance (Carry Funds Only) 8 B-112 G-92 096670 B-15 0 R-23 TOTAL INVESTMENTS ($mm) As of December 31, 2019 R-88 G-234 G-15 Original Cumulative LTM Realized B-234 Fund Investment Committed Invested Realized Remaining MOIC Gross IRR Net IRR In Accrued Carry/ Carry/ 9 EAEAEA Vintage(1) Period End Capital Capital(24) Value(3) Fair Value(4) (5) (8)(16) (9)(16) (Clawback)(10) (Clawback)(11) B-16 GLOBAL CREDIT (CARRY FUNDS ONLY) 5 R-208 Fully Invested/Committed Funds(7) R-13 G-232 CSP II 2007 Jun-11 $ 1,352.3 $ 1,352.3 $ 2,430.8 $ 79.4 1.9x 17% 12% X 6 B-247 CSP III 2011 Aug-15 $ 702.8 $ 702.8 $ 845.6 $ 274.9 1.6x 25% 15% X G-18 D0E8F7 CEMOF I 2011 Dec-15 $ 1,382.5 $ 1,603.4 $ 860.0 $ 282.9 0.7x Neg Neg 0 CEMOF II 2015 Feb-20 $ 2,819.2 $ 1,636.2 $ 537.0 $ 1,209.1 1.1x 5% Neg R-14B-83 R-97 All Other Active Funds, Coinvestments and Various $ 1,993.2 $ 1,925.0 $ 637.5 1.3x 10% 5% 0 G-161 SMAs(21) G-14 Fully Realized Funds, Coinvestments and B-224 Various $ 1,312.1 $ 1,804.7 $ — 1.4x 12% 7% 1 SMA's(22) 61A1E0 B-15 Total Fully Invested/Committed Funds $ 8,599.8 $ 8,403.2 $ 2,484.0 1.3x 10% 4% Old R-122 R-237 Funds in the Investment Period(7) Colors0 G-217 CSP IV 2016 Dec-20 $ 2,500.0 $ 1,335.9 $ 506.0 $ 1,038.6 1.2x NM NM G-16 B-157 CCOF 2017 Jun-22 $ 2,373.4 $ 1,336.8 $ 166.5 $ 1,295.4 1.1x NM NM X 9 EDD99D All Other Funds, Coinvestments and SMAs(23) Various $ 1,423.6 $ 448.2 $ 1,182.2 1.1x NM NM B-22 Total Funds in the Investment Period $ 4,096.3 $ 1,120.7 $ 3,516.2 1.1x NM NM R-162 R-147 TOTAL GLOBAL CREDIT $ 12,696.1 $ 9,523.9 $ 6,000.2 1.2x 11% 5% 3 G-195 G-14 B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 26 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Investment Solutions Fund Performance 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS (Reported in Local Currency, mm) 0 R-23 As of December 31, 2019 R-88 G-234 INVESTMENT SOLUTIONS(26) Cumulative Invested Realized Value Remaining Total Vintage Year Fund Size Capital (2)(27) (27) Fair Value Fair Value(28) MOIC(5) Gross IRR(16)(29) Net IRR(9)(16) G-15 B-234 AlpInvest 9 EAEAEA Fully Committed Funds(25) B-16 Main Fund I - Fund Investments 2000 € 5,174.6 € 4,347.8 € 7,073.5 € 84.3 € 7,157.8 1.6x 12% 11% 5 R-208 R-13 Main Fund II - Fund Investments 2003 € 4,545.0 € 4,935.6 € 7,542.6 € 369.6 € 7,912.2 1.6x 10% 9% G-232 6 Main Fund III - Fund Investments 2005 € 11,500.0 € 13,198.4 € 18,951.1 € 2,948.3 € 21,899.4 1.7x 10% 10% B-247 G-18 Main Fund IV - Fund Investments 2009 € 4,877.3 € 5,461.8 € 6,386.8 € 3,594.0 € 9,980.8 1.8x 17% 16% D0E8F7 0 Main Fund V - Fund Investments 2012 € 5,080.0 € 5,189.4 € 2,822.9 € 5,238.8 € 8,061.7 1.6x 16% 15% B-83 Main Fund VI - Fund Investments 2015 € 1,106.4 € 871.0 € 231.9 € 918.7 € 1,150.6 1.3x 17% 16% R-14 R-97 Main Fund II - Secondary Investments 2003 € 998.4 € 1,029.9 € 1,865.9 € 16.4 € 1,882.3 1.8x 27% 26% 0 G-161 Main Fund III - Secondary Investments 2006 € 2,250.0 € 2,415.0 € 3,634.2 € 71.1 € 3,705.3 1.5x 11% 10% G-14 B-224 Main Fund IV - Secondary Investments 2010 € 1,859.1 € 1,979.5 € 3,152.4 € 221.8 € 3,374.2 1.7x 19% 18% 1 61A1E0 Main Fund V - Secondary Investments 2011 € 4,272.8 € 4,177.7 € 4,919.5 € 1,894.7 € 6,814.2 1.6x 20% 18% B-15 R-12Old Main Fund III - Co-Investments 2006 € 2,760.0 € 2,858.3 € 3,634.6 € 564.1 € 4,198.7 1.5x 6% 5% 2 R-237 Colors0 Main Fund IV - Co-Investments 2010 € 1,475.0 € 1,379.6 € 3,171.1 € 508.1 € 3,679.1 2.7x 23% 22% G-217 G-16 Main Fund V - Co-Investments 2012 € 1,122.2 € 1,051.1 € 1,736.0 € 1,080.5 € 2,816.5 2.7x 30% 28% B-157 Main Fund VI - Co-Investments 2014 € 1,114.6 € 955.8 € 1,045.9 € 1,122.1 € 2,168.1 2.3x 29% 27% 9 EDD99D Main Fund II - Mezzanine Investments 2004 € 700.0 € 774.1 € 1,060.6 € 12.1 € 1,072.7 1.4x 8% 7% B-22 R-162 Main Fund III - Mezzanine Investments 2006 € 2,000.0 € 2,025.9 € 2,545.0 € 192.8 € 2,737.7 1.4x 10% 9% 3 R-147 All Other Active Funds(30) Various € 2,420.1 € 1,391.6 € 1,524.1 € 2,915.7 1.2x 5% 4% G-195 G-14 Fully Realized Funds Various € 2,169.9 € 4,899.7 € 1.2 € 4,900.9 2.3x 35% 32% 3 B-197 Total Fully Committed Funds € 57,241.2 € 76,065.4 € 20,362.7 € 96,428.1 1.7x 13% 12% B-18 93C3C5 Funds in the Commitment Period(25) R-147 Main Fund VI - Secondary Investments 2017 € 5,209.4 € 3,469.9 € 505.8 € 3,624.4 € 4,130.2 1.2x 17% 13% 7 R-65 Main Fund VII - Co-Investments 2017 € 2,529.0 € 1,495.4 € 54.2 € 1,607.5 € 1,661.6 1.1x 9% 6% G-64 G-19 All Other Funds(30) Various € 1,566.2 € 203.5 € 1,492.2 € 1,695.6 1.1x 9% 7% 5 B-66 Total Funds in the Committment Period € 6,531.5 € 763.4 € 6,724.0 € 7,487.4 1.1x 13% 10% 414042 B-19 TOTAL ALPINVEST € 63,772.6 € 76,828.8 € 27,086.8 € 103,915.6 1.6x 13% 12% R-187 TOTAL ALPINVEST (USD)(31) $ 71,606.3 $ 86,266.4 $ 30,414.1 $ 116,680.4 1.6x 5 R-88 G-21 G-89 1 B-91 Metropolitan Real Estate B-15 58595B R-22 Active Fully Committed Funds(25) Various $ 2,720.0 $ 2,538.7 $ 2,701.5 $ 665.6 $ 3,367.1 1.3x 7% 5% 3 0 Fully Realized Funds Various $ 611.2 $ 588.7 $ 710.4 $ 0.5 $ 710.9 1.2x 4% 2% R-167 G-22 Total Fully Committed Funds $ 3,331.2 $ 3,127.5 $ 3,411.9 $ 666.1 $ 4,078.1 1.3x 6% 4% G-169 1 MRE Secoondaries Fund II 2017 $ 1,162.5 $ 298.9 $ 60.1 $ 270.5 $ 330.6 1.1x NM NM B-171 B-23 All Other Funds in the Commitment Period Various $ 500.5 $ 110.4 $ 7.7 $ 102.1 $ 109.7 1.0x NM NM A7A9AB 2 Total Funds in the Commitment Period $ 1,663.0 $ 409.4 $ 67.7 $ 372.6 $ 440.3 1.1x 9% Neg R-220 TOTAL METROPOLITAN REAL ESTATE $ 4,994.2 $ 3,536.8 $ 3,479.7 $ 1,038.7 $ 4,518.4 1.3x 6% 4% G-221 B-222 See Notes at end of document. 27 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G - G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Reconciliation & Disclosures R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 28

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation for Distributable Earnings Per Share (Unaudited) 8 B-112 G-92 096670 (Dollars in millions, 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 FY'19 QoQ YoY Annual B-15 except per share data and where noted) 0 R-23 R-88 G-234 FEE RELATED EARNINGS $ 175.4 $ 103.3 $ 132.7 $ 108.8 $ 108.0 $ 452.8 (1)% (38)% 29% G-15 B-234 9 EAEAEA DISTRIBUTABLE EARNINGS $ 210.5 $ 100.8 $ 213.4 $ 160.7 $ 171.7 $ 646.6 7% (18)% (4)% B-16 5 R-208 R-13 G-232 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION 6 B-247 G-18 D0E8F7 Distributable Earnings $ 210.5 $ 100.8 $ 213.4 $ 160.7 $ 171.7 $ 646.6 0 1 R-14B-83 Less: Estimated foreign, state and local taxes 5.7 7.1 7.6 7.3 4.0 26.0 R-97 0 G-161 Less: Preferred share distributions 5.9 5.9 5.9 7.3 — 19.1 G-14 B-224 1 61A1E0 DISTRIBUTABLE EARNINGS B-15 $ 198.9 $ 87.8 $ 199.9 $ 146.1 $ 167.7 $ 601.5 Old after taxes and preferred share distributions R-122 R-237 Colors0 G-217 G-16 B-157 ALLOCATING DISTRIBUTABLE EARNINGS FOR ONLY COMMON STOCKHOLDERS OF THE CARLYLE GROUP INC. 9 EDD99D Distributable Earnings to The Carlyle Group Inc. $ 64.4 $ 28.4 $ 67.0 $ 49.6 $ 57.6 $ 202.6 B-22 R-162 R-147 2 3 Less: Estimated current corporate income taxes 1.2 1.2 1.2 1.2 1.2 4.8 G-195 G-14 B-197 3 Distributable Earnings attributable to common stockholders $ 63.2 $ 27.2 $ 65.8 $ 48.4 $ 56.4 $ 197.8 B-18 93C3C5 R-14 DISTRIBUTABLE EARNINGS, NET 7 $ 0.57 $ 0.25 $ 0.57 $ 0.41 $ 0.47 $ 1.70 7 R-65 per common share outstanding G-64 G-19 B-66 Dividend per common share $ 0.43 $ 0.19 $ 0.43 $ 0.31 $ 0.25 $ 1.18 5 414042 B-19 R-187 OUTSTANDING SHARES (in millions) 5 R-88 G-21 G-89 The Carlyle Group Inc. common shares outstanding 107.7 110.1 110.7 117.3 117.8 117.8 1 B-91 B-15 Carlyle Holdings partnership units converted to 58595B 231.0 230.8 230.5 229.4 229.3 229.3 R-223 common shares of The Carlyle Group Inc. on January 1, 2020 0 R-167 G-22 TOTAL OUTSTANDING SHARES 338.7 340.9 341.2 346.7 347.2 347.2 G-169 1 B-171 B-23 A7A9AB Shares eligible for dividend (in millions)** 110.5 110.5 116.1 117.8 349.4 349.4 2 R-220 ** Shares eligible for dividend include 229.3 million Carlyle Holdings partnership units, which were exchanged for common shares on January 1, 2020, as well as 2.3 million common shares that will be G-221 issued in February 2020 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of December 31, 2019 because they will participate in the dividend paid on common shares in February 2020. B-222 Totals may not sum due to rounding. See Notes at end of document. 29 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information 8 B-112 G-92 096670 B-15 0 R-23 R-88 (Dollars in millions) 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 FY'17 FY'18 FY'19 G-234 G-15 B-234 INCOME BEFORE PROVISION FOR INCOME TAXES $ (78.7) $ 470.3 $ 542.0 $ 261.4 $ (40.3) $ 1,132.3 $ 360.2 $ 1,233.4 9 EAEAEA B-16 Adjustments: 5 R-208 Net unrealized performance revenues 252.5 (155.8) (82.4) 126.2 69.7 (625.2) 50.2 (42.3) R-13 6 G-232 1 B-247 Unrealized principal investment income (23.4) (238.6) (234.9) (198.7) 81.3 (73.0) (48.8) (590.9) G-18 D0E8F7 Adjusted unrealized principal investment income from 0 (11.7) (27.0) (40.1) (68.1) (5.7) — (11.7) (140.9) Fortitude Re R-14B-83 R-97 2 0 Equity-based compensation 44.0 39.4 38.3 38.9 34.9 365.1 252.2 151.5 G-161 G-14 B-224 Acquisition related charges, including amortization of 6.1 12.0 15.4 11.2 13.4 35.7 22.3 52.0 1 61A1E0 intangibles and impairment B-15Old R-122 R-237 Other non-operating expense (income) 0.2 0.3 0.4 0.3 0.3 (71.4) 1.1 1.3 Colors0 G-217 Tax (expense) benefit associated with performance revenues 9.5 (6.1) 3.6 (10.8) (1.0) (9.2) (1.5) (14.3) G-16 B-157 9 Net (income) loss attributable to non-controlling interests in EDD99D 8.3 4.5 (39.8) (10.5) 9.2 (72.5) (33.9) (36.6) B-22 consolidated entities R-162 R-147 Lease assignment and termination costs — — — — — — 66.9 — 3 G-195 G-14 Reserve for litigation and contingencies — — — — — (25.0) — — B-197 3 93C3C5 Debt extinguisment costs — 0.1 — — — — 7.8 0.1 B-18 R-147 R-65 Corporate conversion costs, severance and other adjustments 3.7 1.7 10.9 10.8 9.9 13.2 9.1 33.3 7 G-19 G-64 DISTRIBUTABLE EARNINGS $ 210.5 $ 100.8 $ 213.4 $ 160.7 $ 171.7 $ 670.0 $ 673.9 $ 646.6 B-66 5 414042 Realized net performance revenues 43.1 7.0 20.8 57.7 78.6 552.6 319.7 164.1 B-19 R-187 Realized principal investment income (loss) 4.7 4.1 73.9 7.3 1.7 (25.8) 48.1 87.0 5 R-88 G-21 Net interest 12.7 13.6 14.0 13.1 16.6 48.8 44.3 57.3 G-89 1 B-91 FEE RELATED EARNINGS $ 175.4 $ 103.3 $ 132.7 $ 108.8 $ 108.0 $ 192.0 $ 350.4 $ 452.8 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 (1) The three month periods ended December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019 include $46 million, $229 million, $231 million, $214 million and G-221 $(92) million, respectively, in gains (losses) from changes in the fair value of embedded derivatives at Fortitude Re as a result of accounting principles related to derivatives and hedging. B-222 (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as amounts related to shares issued in conjunction with a previous acquisition and amounts related. FY'17 and FY'18 include amounts related to the IPO. 30 DCDDDE

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

Three Months Ended December 31, 2018	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Revenues	$ 545.4	$ 53.1	$ (446.8)	$ 151.7 [2]
Expenses	$ 334.9	$ 56.0	$ (168.0)	$ 222.9 [2]
Other income	$ —	$ (7.5)	$ —	$ (7.5) [3]
Distributable Earnings	$ 210.5	$ (10.4)	$ (278.8)	$ (78.7) [4]

Three Months Ended March 31, 2019	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Revenues	$ 450.9	$ 52.4	$ 583.7	$ 1,087.0 [2]
Expenses	$ 350.1	$ 43.7	$ 208.7	$ 602.5 [2]
Other income	$ —	$ (14.2)	$ —	$ (14.2) [3]
Distributable Earnings	$ 100.8	$ (5.5)	$ 375.0	$ 470.3 [4]

Three Months Ended June 30, 2019	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Revenues	$ 550.7	$ 45.8	$ 464.6	$ 1,061.1 [2]
Expenses	$ 337.3	$ 36.8	$ 154.2	$ 528.3 [2]
Other income	$ —	$ 9.2	$ —	$ 9.2 [3]
Distributable Earnings	$ 213.4	$ 18.2	$ 310.4	$ 542.0 [4]

Three Months Ended September 30, 2019	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Revenues	$ 527.8	$ 51.3	$ 189.5	$ 768.6 [2]
Expenses	$ 367.1	$ 44.1	$ 94.1	$ 505.3 [2]
Other income	$ —	$ (1.9)	$ —	$ (1.9) [3]
Distributable Earnings	$ 160.7	$ 5.3	$ 95.4	$ 261.4 [4]

Three Months Ended December 31, 2019	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Revenues	$ 580.7	$ 49.7	$ (170.1)	$ 460.3 [2]
Expenses	$ 409.0	$ 41.0	$ 33.6	$ 483.6 [2]
Other income	$ —	$ (17.0)	$ —	$ (17.0) [3]
Distributable Earnings	$ 171.7	$ (8.3)	$ (203.7)	$ (40.3) [4]

Year Ended December 31, 2017	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Revenues	$ 2,216.2	$ 177.7	$ 1,282.3	$ 3,676.2 [2]
Expenses	$ 1,546.2	$ 240.4	$ 845.7	$ 2,632.3 [2]
Other income	$ —	$ 123.5	$ (35.1)	$ 88.4 [3]
Distributable Earnings	$ 670.0	$ 60.8	$ 401.5	$ 1,132.3 [4]

Year Ended December 31, 2018	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Revenues	$ 2,185.9	$ 214.5	$ 26.8	$ 2,427.2 [2]
Expenses	$ 1,512.0	$ 213.3	$ 346.2	$ 2,071.5 [2]
Other income	$ —	$ 4.5	$ —	$ 4.5 [3]
Distributable Earnings	$ 673.9	$ 5.7	$ (319.4)	$ 360.2 [4]

Year Ended December 31, 2019	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Revenues	$ 2,110.1	$ 199.2	$ 1,067.7	$ 3,377.0 [2]
Expenses	$ 1,463.5	$ 165.6	$ 490.6	$ 2,119.7 [2]
Other income	$ —	$ (23.9)	$ —	$ (23.9) [3]
Distributable Earnings	$ 646.6	$ 9.7	$ 577.1	$ 1,233.4 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.
(2) See detailed breakdown of revenue and expense adjustments on page 32.
(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).
(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 30.

31

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information, continued 8 B-112 G-92 096670 B-15 (Dollars in millions) 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 FY'17 FY'18 FY'19 0 R-23 R-88 G-234 REVENUE RECONCILING ITEMS G-15 B-234 9 EAEAEA Unrealized performance revenues $ (483.9) $ 301.8 $ 167.3 $ (87.4) $ (113.9) $ 1,089.5 $ (42.7) $ 267.8 B-16 Unrealized principal investment income 23.4 238.6 234.9 198.7 (81.3) 73.0 48.8 590.9 5 R-208 R-13 Adjusted unrealized principal invesment income from G-232 11.7 27.0 40.1 68.1 5.7 — 11.7 140.9 6 B-247 Fortitude Re G-18 D0E8F7 Adjustments related to expenses associated with NGP 0 (4.6) (4.0) (4.1) (4.1) (4.0) (53.7) (18.9) (16.2) Management and its affiliates R-14B-83 R-97 Tax expense (benefit) associated with performance revenues 0.1 — — 0.2 0.1 0.9 (4.9) 0.3 0 G-161 G-14 Non-Carlyle economic interests in acquired businesses and B-224 9.2 20.4 42.7 29.3 25.1 229.1 92.5 117.5 1 other adjustments to present certain costs on a net basis 61A1E0 B-15Old Elimination of revenues of Consolidated Funds (2.7) (0.1) (16.3) (15.3) (1.8) (56.5) (59.7) (33.5) R-122 R-237 Colors0 G-217 Total Revenue Reconciling Items $ (446.8) $ 583.7 $ 464.6 $ 189.5 $ (170.1) $ 1,282.3 $ 26.8 $ 1,067.7 G-16 B-157 9 EDD99D B-22 EXPENSE RECONCILING ITEMS R-162 R-147 3 G-195 Unrealized performance revenues related compensation $ (231.4) $ 146.0 $ 84.9 $ 38.8 $ (44.2) $ 464.4 $ 7.4 $ 225.5 G-14 B-197 Equity-based compensation 44.0 39.4 38.3 38.9 34.9 365.1 252.2 151.5 3 93C3C5 B-18 Acquisition-related charges, including amortization of R-14 6.1 12.0 15.4 11.2 13.4 35.7 22.3 52.0 7 intangibles and impairment R-65 7 G-19 G-64 Other non-operating expense (income) 0.2 0.3 0.4 0.3 0.3 (71.4) 1.1 1.3 5 B-66 Tax (expense) benefit associated with performance revenues 414042 9.6 (6.1) 3.6 (10.8) (1.0) (8.4) (6.2) (14.3) B-19 related compensation R-187 Non-Carlyle economic interests in acquired businesses and 5 R-88 12.9 20.9 10.0 14.9 29.2 114.9 34.3 75.0 other adjustments to present certain costs on a net basis G-21 G-89 1 B-91 Reserve for litigation and contingencies — — — — — (25.0) — — B-15 58595B R-223 Lease assignment and termination costs — — — — — — 66.9 — 0 R-167 Debt extinguisment costs — 0.1 — — — — 7.8 0.1 G-22 G-169 1 B-171 Corporate conversions costs, severance and other adjustments 3.7 1.7 10.9 10.8 9.9 13.2 9.1 33.3 B-23 A7A9AB Elimination of expenses of Consolidated Funds (13.1) (5.6) (9.3) (10.0) (8.9) (42.8) (48.7) (33.8) 2 R-220 Total Expense Reconciling Items $ (168.0) $ 208.7 $ 154.2 $ 94.1 $ 33.6 $ 845.7 $ 346.2 $ 490.6 G-221 B-222 32 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation for Total Segment Information, continued 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 RECONCILIATION OF TOTAL INVESTMENTS RECONCILIATION OF G-15 B-234 ATTRIBUTABLE TO CARLYLE HOLDINGS ACCRUED PERFORMANCE ALLOCATIONS 9 EAEAEA B-16 (Dollars in millions) 12/31/19 (Dollars in millions) 12/31/19 5 R-208 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED R-13 G-232 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 2,948.8 GIVEBACK OBLIGATIONS $ 3,833.4 6 B-247 G-18 Less: Amounts attributable to non-controlling interests in 4 D0E8F7 (303.1) Plus: Accrued performance allocations from NGP Carry Funds — 0 Consolidated Funds R-14B-83 R-97 Plus: Investments in Consolidated Funds, eliminated in consolidation 178.3 Less: Accrued performance allocation-related expense (2,038.2) 0 G-161 G-14 B-224 1 Plus: Receivable for giveback obligation from current and former Less: Strategic equity method investments in NGP Management (383.6) (66.2) 1 61A1E0 employees B-15 R-12Old Less: Investment in NGP general partners - accrued performance 2 R-237 1 — Less: Deferred taxes on accrued performance allocations 1.4 Colors0 allocations G-217 G-16 Less: Mark-to-Market gains associated with strategic equity Less: Net accrued performance allocations attributable to non- B-157 2 (628.2) (4.3) 9 EDD99D menthod investments in Fortitude Re controlling interests in consolidated entities B-22 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING R-162 TOTAL INVESTMENTS ATTRIBUTABLE TO CARLYLE HOLDINGS 1,812.2 1,726.1 R-147 DIFFERENCES 3 G-14 G-195 Less: Timing differences between the period when accrued Less: CLO loans and other borrowings attributable to Carlyle 3 B-197 3 (342.7) performance allocations are realized and the period they are (6.0) Holdings 93C3C5 collected/distributed B-18 R-147 TOTAL INVESTMENTS ATTRIBUTABLE TO CARLYLE HOLDINGS, NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO 7 R-65 $ 1,469.5 $ 1,720.1 G-64 NET OF CLO LOANS AND OTHER BORROWINGS CARLYLE HOLDINGS G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain G-22 G-169 NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to Carlyle Holdings excludes the strategic equity 1 B-171 method investment in NGP Management and investments in the general partners of certain NGP carry funds. B-23 A7A9AB (2) The adjusted strategic equity method investment in Fortitude Re of $572.7 million includes $152.6 million of adjusted net income for the period from closing through December 31, 2019, and 2 excludes $628.2 million of unrealized mark-to-market gains associated with our pro rata share of the changes in fair value of embedded derivatives related to certain reinsurance contracts R-220 included in Fortitude Re's U.S. GAAP financial statements. G-221 (3) Of the $360.7 million in CLO loans and other borrowings as of December 31, 2019, $342.7 million are collateralized by investments attributable to Carlyle Holdings. Includes $35.8 million of B-222 borrowings under a revolving credit facility to fund certain Carlyle Capital Solutions investments. (4) Accrued performance allocations are presented as an investment in the U.S. GAAP balance sheet. 33 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 GAAP Statement of Operations (Unaudited) 8 B-112 G-92 096670 B-15 (Dollars in millions, except per unit amounts) 4Q'18 4Q'19 FY'17 FY'18 FY'19 0 R-23 R-88 G-234 REVENUES G-15 B-234 Fund management fees $ 377.4 $ 372.4 $ 1,026.9 $ 1,272.0 $ 1,476.2 9 EAEAEA Incentive fees 9.7 9.1 35.3 30.2 35.9 B-16 Investment income 5 R-208 Performance allocations (324.5) 90.0 2,058.6 622.9 799.1 R-13 G-232 Principal investment income 9.6 (86.7) 232.0 186.3 769.3 6 B-247 Total investment income (314.9) 3.3 2,290.6 809.2 1,568.4 G-18 D0E8F7 Interest and other income 26.4 25.8 36.7 101.3 97.3 0 Interest and other income of Consolidated Funds 53.1 49.7 177.7 214.5 199.2 R-14B-83 R-97 Revenue of a real estate VIE — — 109.0 — — 0 G-161 Total Revenues 151.7 460.3 3,676.2 2,427.2 3,377.0 G-14 B-224 EXPENSES 1 61A1E0 Compensation and benefits B-15Old R-122 R-237 Cash-based compensation and benefits 196.8 201.5 652.7 746.7 833.4 Colors0 G-217 Equity-based compensation 40.4 32.2 320.3 239.9 140.0 G-16 B-157 Performance allocations and incentive fee related compensation (149.7) 45.1 988.3 376.3 436.7 9 EDD99D Total compensation and benefits 87.5 278.8 1,961.3 1,362.9 1,410.1 B-22 General, administrative and other expenses 72.7 149.5 276.8 460.7 494.4 R-162 R-147 Interest 19.6 22.9 65.5 82.2 82.1 3 G-195 Interest and other expenses of Consolidated Funds 42.9 32.1 197.6 164.6 131.8 G-14 B-197 Interest and other expenses of a real estate VIE and loss on deconsolidation — — 202.5 — — 3 93C3C5 Other non-operating expenses (income) 0.2 0.3 (71.4) 1.1 1.3 B-18 Total Expenses 222.9 483.6 2,632.3 2,071.5 2,119.7 R-147 R-65 7 Net investment gains (losses) of consolidated funds (7.5) (17.0) 88.4 4.5 (23.9) G-64 G-19 Income (loss) before provision for income taxes (78.7) (40.3) 1,132.3 360.2 1,233.4 B-66 5 Provision (benefit) for income taxes (5.5) 0.1 124.9 31.3 49.0 414042 B-19 Net income (loss) (73.2) (40.4) 1,007.4 328.9 1,184.4 R-187 5 R-88 Net income (loss) attributable to non-controlling interests in consolidated entities (8.3) (9.2) 72.5 33.9 36.6 Net income (loss) attributable to Carlyle Holdings (64.9) (31.2) 934.9 295.0 1,147.8 G-21 G-89 1 B-91 Net income (loss) attributable to non-controlling interests in Carlyle Holdings (54.8) (22.9) 690.8 178.5 766.9 Net income (loss) attributable to The Carlyle Group L.P. (10.1) (8.3) 244.1 116.5 380.9 B-15 58595B R-223 Net income attributable to Series A Preferred Shareholders 5.9 — 6.0 23.6 19.1 0 R-167 Series A Preferred Shares redemption premium — — — — 16.5 G-22 G-169 Net income (loss) attributable to The Carlyle Group L.P. Common Unitholders $ (16.0) $ (8.3) $ 238.1 $ 92.9 $ 345.3 1 B-171 Net income (loss) attributable to The Carlyle Group L.P. per common unit B-23 A7A9AB Basic $ (0.15) $ (0.07) $ 2.58 $ 0.89 $ 3.05 2 Diluted $ (0.15) $ (0.08) $ 2.38 $ 0.82 $ 2.82 R-220 Weighted-average common units G-221 Basic 107,940,384 117,636,977 92,136,959 104,198,089 113,082,733 B-222 Diluted 107,940,384 346,989,567 100,082,548 113,389,443 122,632,889 34 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 GAAP Balance Sheet (Unaudited) 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 As of December 31, 2019 G-15 B-234 Consolidated Consolidated 9 EAEAEA (Dollars in millions) Operating Entities Funds Eliminations Consolidated B-16 5 R-208 ASSETS R-13 G-232 Cash and cash equivalents $ 793.4 $ — $ — $ 793.4 6 B-247 Cash and cash equivalents of Consolidated Funds — 122.4 — 122.4 G-18 0 D0E8F7 Restricted cash 34.6 — — 34.6 R-14B-83 R-97 Investments, including performance allocations of $3,855.6 million 6,982.7 — (178.3) 6,804.4 0 G-161 Investments of Consolidated Funds — 5,007.3 — 5,007.3 G-14 B-224 Due from affiliates and other receivables, net 279.0 — (5.1) 273.9 1 61A1E0 Due from affiliates and other receivables of Consolidated Funds, net — 74.4 — 74.4 B-15Old R-122 R-237 Fixed assets, net 108.2 — — 108.2 Colors0 G-217 Lease right-of-use assets, net 203.8 — — 203.8 G-16 B-157 Deposits and other 53.8 0.2 — 54.0 9 EDD99D B-22 Intangible assets, net 62.3 — — 62.3 R-162 R-147 Deferred tax assets 270.1 — — 270.1 3 G-195 Total assets $ 8,787.9 $ 5,204.3 $ (183.4) $ 13,808.8 G-14 B-197 3 93C3C5 B-18 LIABILITIES & PARTNERS' CAPITAL R-147 R-65 Debt obligations $ 1,976.3 $ — $ — $ 1,976.3 7 G-19 G-64 Loans payable of Consolidated Funds — 4,706.7 — 4,706.7 5 B-66 Accounts payable, accrued expenses and other liabilities 354.9 — — 354.9 414042 B-19 Accrued compensation and benefits 2,496.5 — — 2,496.5 R-187 5 R-88 Due to affiliates 542.1 — — 542.1 G-21 G-89 Deferred revenue 71.0 — — 71.0 1 B-91 Deferred tax liabilities 65.2 — — 65.2 B-15 58595B R-223 Other liabilities of Consolidated Funds — 316.1 — 316.1 0 R-167 Lease liabilities 288.2 — — 288.2 G-22 G-169 Accrued giveback obligations 22.2 — — 22.2 1 B-171 Total liabilities 5,816.4 5,022.8 — 10,839.2 B-23 A7A9AB 2 Total partners' capital 2,971.5 181.5 (183.4) 2,969.6 R-220 Total liabilities and partners' capital $ 8,787.9 $ 5,204.3 $ (183.4) $ 13,808.8 G-221 B-222 35 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes 8 B-112 G-92 096670 Non-GAAP Financial Measures B-15 This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting 0 R-23 principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures R-88 G-234 presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent G-15 B-234 Annual Report on Form 10-K filed with the SEC. 9 EAEAEA B-16 Notes on Carlyle Consolidated GAAP Results (Page 5) 5 R-13 R-208 (1) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. G-232 (2) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the 6 B-247 performance of the business. A full reconciliation is included starting on page 29. See “Non-GAAP Financial Information and Other Key Terms” for additional information. G-18 D0E8F7 (3) Modified coinsurance is subject to the general accounting principles for derivatives and hedging, specifically the guidance originally issued as Derivatives Implementation Group 0 Issue No. B36: Embedded Derivatives: Modified Coinsurance Agreements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related R-14B-83 R-97 to the Creditworthiness of the Obligor under Those Instruments (“DIG B36”). 0 G-161 G-14 B-224 Note on Fee Related Earnings (Page 9) 1 (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. 61A1E0 B-15Old R-122 R-237 Notes on Performance Revenues (Page 10) Colors0 G-217 (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the G-16 B-157 general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved 9 EDD99D by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry B-22 funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Information and Other R-162 R-147 Key Terms” for more information. 3 (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange G-195 G-14 fluctuations and acquisition/divestiture activity. B-197 3 B-18 93C3C5 Notes on Assets Under Management (Pages 11-13) R-147 (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. R-65 7 (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit G-19 G-64 facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be B-66 5 added back to available capital following certain distributions. B-19 414042 (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization R-187 vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes the NGP Predecessor funds and certain managed account vehicles. 5 R-88 (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the G-21 G-89 aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. 1 (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Corporate Private Equity, Real Assets and Global Credit), which is accruing performance B-91 B-15 revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. 58595B R-223 (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2015 or prior. Investments that include follow-on tranches are fully 0 R-167 recognized based on the date of the initial investment activity. G-22 G-169 (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which 1 management fees would be called, if called on the effective reporting date. B-171 B-23 A7A9AB (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. 2 R-220 G-221 B-222 36 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Note on Q4 2019 Key Metric Activity (Page 14) 0 R-23 (1) Total for Real Assets includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. R-88 G-234 G-15 B-234 Note on Investment Solutions (Page 19) 9 EAEAEA (1) Includes Mezzanine funds. B-16 5 R-208 Notes on Total AUM Roll Forward (Page 23) R-13 G-232 (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average 6 B-247 quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to G-18 D0E8F7 AUM, while corresponding fundraising will not be recognized until CLO issuance. 0 (2) Outflows includes distributions net of recallable or recylable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor R-14B-83 R-97 Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. 0 G-161 (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP G-14 B-224 Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business 1 61A1E0 development companies and other changes in AUM. B-15 (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated Old R-122 R-237 at the average rate for the period. Ending balances are translated at the spot rate as of the period end. Colors0 G-217 (5) The fair market values for our Investment Solutions carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of G-16 B-157 September 30, 2019) as provided by their general partners, plus the net cash flows since the latest valuation, up to December 31, 2019. 9 EDD99D B-22 Notes on Fee-earning AUM Roll Forward (Page 23) R-162 R-147 (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during 3 the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as G-195 G-14 well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet B-197 3 been activated, which are referenced as Pending Fee-earning AUM. B-18 93C3C5 (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the R-147 investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management 7 R-65 fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do G-64 G-19 not affect Fee-earning AUM. 5 B-66 (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as B-19 414042 well as activity of funds with fees based on gross asset value. R-187 (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated 5 R-88 at the average rate for the period. Ending balances are translated at the spot rate as of the period end. G-21 G-89 (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone 1 B-91 act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund B-15 58595B R-223 are being disposed of in the ordinary course of business. 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 37 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Notes on Fund Performance Tables (Pages 24-27) 0 R-23 (1) The data presented herein that provides “inception to date” performance results of our segments relates to the period following the formation of the first fund within each R-88 G-234 segment. For our Corporate Private Equity segment our first fund was formed in 1990. For our Real Assets segment our first fund was formed in 1997. For our Global Credit segment G-15 B-234 our first carry fund was formed in 2004. 9 EAEAEA (2) Represents the original cost of investments since inception of the fund. (3) Represents all realized proceeds since inception of the fund. B-16 5 R-208 (4) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. R-13 (5) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. G-232 6 (6) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially G-18 B-247 realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least D0E8F7 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information 0 regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful R-14B-83 R-97 information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized 0 G-161 MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not G-14 B-224 include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on 1 61A1E0 Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our B-15Old measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. We do not present Realized/ R-122 R-237 Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type. Colors0 G-217 However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity G-16 B-157 and Total Real Assets. 9 EDD99D (7) Fully Invested funds are past the expiration date of the investment period as defined in the respective limited partnership agreement. In instances where a successor fund has had B-22 its first capital call, the predecessor fund is categorized as fully invested. R-162 R-147 (8) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and 3 G-195 unrealized value before management fees, expenses and carried interest. G-14 B-197 (9) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and 3 unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from 93C3C5 B-18 that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that R-147 fund. R-65 7 (10) Fund has a net accrued performance fee balance/(giveback obligation) as of the current quarter end, driven by a significant portion of the fund's asset base. G-64 G-19 (11) Fund has generated realized net performance fees/(realized giveback) in the last twelve months. 5 B-66 (12) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. 414042 B-19 (13) Aggregate includes the following funds, as well as related co-investments, seperately managed accounts (SMA's), and certain other stand-alone investments arranged by us: R-187 CUSGF III, CVP II, MENA, CCI, CSSAF I, CSABF, and CPF. 5 R-88 (14) Aggregate includes the following funds, as well as related co-investments, seperately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CP I, G-21 G-89 CP II, CP III, CEP I, CAP I, CAP II, CBPF I, CJP I, CMG, CVP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. 1 B-91 (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: B-15 58595B CAGP V and CBPF II. R-223 (16) For funds marked “NM,” IRR may be positive or negative, but is considered not meaningful because of the limited time since initial investment and early stage of capital 0 R-167 deployment. For funds marked “Neg,” IRR is negative as of reporting period end. G-22 G-169 (17) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. 1 B-171 (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: B-23 A7A9AB NGP GAP and CPOCP. 2 (19) Aggregate includes the following funds: CRP I, CRP II, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II, Energy I, Energy II, Renew I, and CIP. R-220 (20) Aggregate includes CCR, CRSEF, and CER. Return is not considered meaningful, as the investment period commenced in October 2016 for CCR, December 2019 for CRSEF, and G-221 December 2017 for CER. B-222 38 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Notes on Fund Performance Tables (Pages 24-27), continued 0 R-23 (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: R-88 G-234 SASOF II, SASOF III, and CASCOF. G-15 B-234 (22) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CSP 9 EAEAEA I, CMP I, and CMP II. B-16 (23) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: 5 R-208 SASOF IV and CSC. R-13 (24) Represents the original cost of investments net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating G-232 6 the fund MOIC. G-18 B-247 (25) Fully Committed funds are past the expiration date of the commitment period as defined in the respective limited partnership agreement. D0E8F7 (26) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team, as well as real estate 0 primary fund investments, secondary fund investments and co-investments originated by the Metropolitan Real Estate team. Excluded from the performance information shown are R-14B-83 R-97 a) investments that were not originated by AlpInvest, b) Direct Investments, which was spun off from AlpInvest in 2005, and (c) LP co-investment vehicles by AlpInvest. As of 0 G-161 December 31, 2019, these excluded investments represent $0.4 billion of AUM at AlpInvest. G-14 B-224 (27) To exclude the impact of FX, all AlpInvest foreign currency cash flows have been converted to Euro at the reporting period spot rate. 1 61A1E0 (28) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. To exclude the impact of FX, all AlpInvest foreign B-15Old currency cash flows have been converted to Euro at the reporting period spot rate. R-122 R-237 (29) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, Colors0 G-217 distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest/Metropolitan Real Estate level. G-16 B-157 (30) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund 9 EDD99D Investments, Main Fund I - Co-Investments, Main Fund I - Mezzanine Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, AlpInvest CleanTech B-22 Funds and funds which are not included as part of a main fund. R-162 R-147 (31) Represents the U.S. dollar equivalent balance translated at the spot rate as of period end. 3 G-195 G-14 B-197 Notes on Reconciliation for Distributable Earnings per Share (Page 29) 3 (1) Represents the implied provision for current income taxes that was calculated using a similar methodology as that used in calculating the provision for income taxes for The 93C3C5 B-18 Carlyle Group L.P., without any reduction for non-controlling interests. R-147 (2) Represents current corporate income taxes payable on Distributable Earnings allocated to Carlyle Holdings I GP Inc. and estimated current Tax Receivable Agreement payments R-65 7 owed. G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 39 DCDDDE